                                                                    EXHIBIT 25.3

             ------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


NEW YORK                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                      10017
(Address of principal executive offices)                           (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------
                          EL PASO NATURAL GAS COMPANY
               (Exact name of obligor as specified in its charter)


DELAWARE                                                           74-0608280
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification No.)

EL PASO ENERGY BUILDING
1001 LOUISIANA
HOUSTON, TEXAS                                                          77002
 (Address of principal executive offices)                          (Zip Code)

                    ----------------------------------------
                      TRUST PREFERRED SECURITIES GUARANTEE
                         EL PASO ENERGY CAPITAL TRUST I
                       (TITLE OF THE INDENTURE SECURITIES)
                       -----------------------------------



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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 30th day of January, 1998.

                                        THE CHASE MANHATTAN BANK

                                             By /s/ R. Lorenzen
                                                ------------------------------
                                                /s/ R. Lorenzen
                                                    Senior Trust Officer

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
                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

           at the close of business September 30, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                        DOLLAR AMOUNTS
                     ASSETS                                                               IN MILLIONS


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
       currency and coin ........................................................       $ 11,760
     Interest-bearing balances ..................................................          4,343
Securities:  ....................................................................
Held to maturity securities......................................................          2,704
Available for sale securities....................................................         37,885
Federal funds sold and securities purchased under
     agreements to resell .......................................................         27,358
Loans and lease financing receivables:
     Loans and leases, net of unearned income .........    $127,370
     Less: Allowance for loan and lease losses.........       2,760
     Less: Allocated transfer risk reserve ............          13
                                                         ----------
     Loans and leases, net of unearned income,
     allowance, and reserve .....................................................        124,597
Trading Assets ..................................................................         64,630
Premises and fixed assets (including capitalized
     leases).....................................................................          2,925
Other real estate owned .........................................................            286
Investments in unconsolidated subsidiaries and
     associated companies........................................................            232
Customers' liability to this bank on acceptances
     outstanding ................................................................          2,212
Intangible assets ...............................................................          1,480
Other assets ....................................................................         11,117
                                                                                        --------
TOTAL ASSETS ....................................................................       $291,529
                                                                                        ========


                                  LIABILITIES

Deposits
     In domestic offices .....................................................     $ 86,574
     Noninterest-bearing .....................................$31,818
     Interest-bearing ........................................ 54,756
                                                               ------

     In foreign offices, Edge and Agreement subsidiaries,
     and IBF's ...............................................................       69,887
     Noninterest-bearing .....................................$ 3,777
     Interest-bearing ........................................ 66,110

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................................       45,307
Demand notes issued to the U.S. Treasury .....................................          161
Trading liabilities ..........................................................       47,406


Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases):
    With a remaining maturity of one year or less ............................        4,578
    With a remaining maturity of more than one year
            through three years...............................................          261
    With a remaining maturity of more than three years........................          131
Bank's liability on acceptances executed and outstanding                              2,212
Subordinated notes and debentures ............................................        5,715
Other liabilities.............................................................       12,355

TOTAL LIABILITIES ............................................................      274,587
                                                                                    -------

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                             0
Common stock .................................................................        1,211
Surplus  (exclude all surplus related to preferred stock).....................       10,294
Undivided profits and capital reserves .......................................        5,414
Net unrealized holding gains (losses)
on available-for-sale securities .............................................            7
Cumulative foreign currency translation adjustments ..........................           16

TOTAL EQUITY CAPITAL .........................................................       16,942
                                                                                   --------
TOTAL LIABILITIES AND EQUITY CAPITAL .........................................     $291,529
                                                                                   ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WALTER V. SHIPLEY       )
                                    THOMAS G. LABRECQUE     ) DIRECTORS
                                    WILLIAM B. HARRISON, JR.)


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